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                                                                  EXHIBIT 10.14

                                      LEASE

THIS LEASE, dated August 1, 1999, is made and entered into by the Lessor and Lessee named herein who agree as follows:

                            1. BASIC LEASE PROVISIONS

The basic provisions of this Lease are as follows:

LESSOR:  Phoenix American Incorporated

ADDRESS OF LESSOR:  2401 Kerner Boulevard, San Rafael, California  94901

LESSEE: ReSource/Phoenix, Inc.

ADDRESS OF LESSEE: 2401 Kerner Boulevard, San Rafael, California 94901

INITIAL PREMISES: approximately 37,000 square feet of the building at 2401 Kerner Boulevard (the "Building").

RIGHT OF FIRST REFUSAL: Lessee has a right of first refusal to lease additional space in the Building as and when the same becomes available on terms and conditions mutually agreeable to the parties.

PERMITTED USE:  General office use, including shipping and receiving.

LEASE TERM: 2 years ("Initial Term"), with 5 successive options to renew for 1 year terms ("Extended Terms"). The monthly rental amounts for each successive Extended Term will be as mutually agreed by the parties.

COMMENCEMENT DATE:  August 1, 1999
 .
INITIAL TERMINATION DATE:  July 31, 2001

INITIAL MONTHLY RENTAL AMOUNT: $53,650 per month based upon a square footage charge of $17.40. Should Lessee exercise its right to occupy more space, the square footage rate and monthly rental amounts for the entire rented square footage shall be as mutually agreed by the parties.

Each reference in this Lease to any of the Basic Lease Provisions shall be construed to include the provisions set forth in this Section 1, as well as all of the additional terms and provisions of the applicable sections of this Lease where said Basic Lease Provisions are more fully set forth. The foregoing Basic Lease Provisions are hereby approved.

LESSOR:                               LESSEE:
PHOENIX AMERICAN INCORPORATED,        RESOURCE/PHOENIX, INC.,
a Nevada corporation                  a California corporation

By:                                   By:
   ---------------------------            --------------------------------------
Its:                                  Its:
    --------------------------            --------------------------------------


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        2. PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, those certain premises (hereinafter called "Premises") which are described in Basic Lease Provisions in Section 1 of this Lease. The term "Premises" includes Lessee's right to use the parking lot surrounding the Building and also includes Lessee's non-exclusive right to use those areas designated for common use by all Building occupants. In the event that Lessee desires to exercise its right of first refusal to occupy more space in the building, Lessee shall notify Lessor of its election in writing promptly after Lessor notifies Lessee of such space availability.

        3. TERM. The Initial Term of this Lease shall be for the period specified in Basic Lease Provisions in Section 1 hereof, commencing on the Commencement Date and expiring on the Initial Termination Date specified in said Basic Lease Provisions unless sooner terminated pursuant to any other provisions of this Lease. In the event that Lessee desires to exercise its option to renew for Extended Terms, Lessee shall notify Lessor in writing of its election at least 30 days prior to the expiration date of the Initial Term and each Extended Term.

        4. POSSESSION. If Lessor cannot deliver possession of the Premises to Lessee by the Commencement Date, then Lessee shall be entitled to an abatement of rent covering the period between the Commencement Date and the time when Lessor can deliver possession. Lessee acknowledges and agrees that, notwithstanding anything to the contrary contained in this Lease, Lessor shall not be liable to Lessee for any loss or damage resulting from Lessor's failure to deliver the Premises to Lessee by the Commencement Date, including but not limited to any special or consequential damages. Lessee further acknowledges and agrees that the term of this Lease shall not be extended by any such delay.

        5. HOLDING OVER. Immediately upon the Termination Date of this Lease, Lessee shall vacate and surrender possession of the Premises in accordance with the provisions of this Lease. Notwithstanding anything to the contrary contained herein, however, any holding over by Lessee after the expiration of the said term shall be construed to be a tenancy from month to month, and shall be on the terms and conditions specified in this Lease, so far as applicable and Lessor retains all rights and remedies under this Lease. Any such holding over shall not constitute an extension of the term of this Lease. During any holding over, Lessee shall perform and fulfill all of its responsibilities and obligations under this Lease, except that Lessee shall pay monthly rental to Lessor at a rate of one hundred and twenty-five percent (125%) of the highest Monthly Rental amount paid by Lessee under this Lease.

        6. PURPOSE. Lessee agrees to use and occupy the Premises during the term hereof only for the permitted use specified in the Basic Lease Provisions in
Section 1 hereof and for no other purpose without the written consent of Lessor which consent will not be unreasonably withheld.

        7. RENT. (a) Monthly Rental Payments. Lessee agrees to pay monthly rental in advance without further demand by Lessor, in the amounts specified in the Basic Lease Provisions in Section 1 hereof on the first day of each calendar month, and without deduction or offset of the amounts specified in this Lease, throughout the term of this Lease at the address of Lessor set forth in the Basic Lease Provisions in Section 1 hereof. This rental amount includes full service for the Premises including water, gas and electrical service, trash disposal, janitorial and security services. (b). Late Charges. LESSEE AGREES THAT SHOULD ANY RENTAL OR ANY OTHER AMOUNT DUE LESSOR PURSUANT TO THIS LEASE, INCLUDING WITHOUT LIMITATION ANY AMOUNT DUE PURSUANT TO ANY PROVISION OF THIS SECTION, NOT BE PAID WITHIN TEN (10) DAYS OF THE DATE DUE, THAT LESSOR WILL INCUR ADDITIONAL EXPENSE OF

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MANAGEMENT, AND ACCOUNTING AND LEGAL COSTS IN AN AMOUNT IMPOSSIBLE TO DETERMINE
WITH CERTAINTY AT THIS TIME AND THE PARTIES THEREFORE AGREE PURSUANT TO THE PROVISIONS OF CALIFORNIA CIVIL CODE, SECTIONS 1951.5 AND 1671, THAT LESSOR SHALL RECOVER AN ADDITIONAL FOUR PERCENT (4%) OF THE OUTSTANDING RENTAL OR SUCH OTHER AMOUNT AS LIQUIDATED DAMAGES AND THE SAME SHALL BECOME IMMEDIATELY DUE AND PAYABLE. LESSOR AND LESSEE AGREE THAT SUCH DAMAGES ARE FAIR AND REASONABLE UNDER THE CIRCUMSTANCES EXISTING AT THE TIME OF EXECUTION AND DELIVERY OF THIS LEASE, AND LESSEE FURTHER AGREES THAT LESSOR SHALL HAVE THE RIGHT TO EXERCISE ANY AND ALL OTHER RIGHTS AND REMEDIES OF LESSOR UNDER THIS LEASE FOR A FAILURE TO PAY ANY RENTAL OR OTHER AMOUNTS.

        8. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this Lease or any interest therein, nor lease or sublet the said Premises, or any part thereof, or any right or privilege appurtenant thereto, nor permit the occupancy of any part thereof by any other person, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. In such event, Lessor's consent shall be based upon Lessor's commercially reasonable determination of the creditworthiness of the proposed assignee, sublessee, subtenant, occupant or other user, and a consent to one such assignment, subletting, subtenancy, occupancy or use shall not be construed as a consent to any subsequent assignment, subletting, subtenancy, occupancy or use. Any such assignment, subletting, subtenancy, occupancy or use, without the prior written consent of Lessor, shall at the option of Lessor (in addition to all other rights and remedies that Lessor may exercise under this Lease) terminate this Lease, and any such purported assignment, sublease, subtenancy, occupancy or use shall be null and void. This Lease shall not, nor shall any interest therein, be assignable as to the interest of Lessee by operation of law, without the prior written consent of Lessor, which consent will not be unreasonably withheld; provided, however, that Lessor's consent shall not be required for any assignment by Lessee to any affiliated corporation which is a successor to Lessee either by merger, consolidation or other corporate reorganization, including the transfer to any such corporation of all or substantially all of the assets of Lessee; and provided further that before any such assignment shall be effective (a) any such assignee shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such assignment, equal to or greater than Lessee's net worth, as so determined, as of the date of this Lease, (b) said assignee shall assume, in full, the obligations of Lessee under this Lease, and agree to be bound by all terms, covenants and conditions of this Lease, and (c) Lessor shall be given written notice of such assignment and assumption. Lessee immediately and irrevocably assigns to Lessor all minimum rental, additional rental and other amounts due by any assignee, sublessee, subtenant, occupant or other user from any assignment, sublet, subtenancy, occupancy or other use of all or a part of the Premises as permitted by this Lease, and Lessor, as assignee and as attorney-in-fact for Lessee, may collect such rental and other amounts.

        9. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Lessor, terminate any or all existing assignments, subleases, subtenancies, occupancies or other uses, or may, at the option of Lessor, operate as an assignment to it of any or all such assignments, subleases, subtenancies, occupancies or other uses.

        10. WASTE/NUISANCE. Lessee shall not commit, or suffer to be committed, any waste upon

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the Premises, whether of a hazardous nature or otherwise, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other Building occupant, or in any way unreasonably obstruct, interfere with, injure or annoy any such occupant, or do or permit to be done anything in any way tending to unreasonably disturb any such occupant.

        11. COMPLIANCE WITH LAW. Lessee shall not use the Premises or the Building, or permit anything to be done in or about the Premises or the Building, which will in any way conflict with any law, statute or ordinance, whether federal, state or local, or governmental rule, regulation or requirement now in force and effect, or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes and ordinances, whether federal, state or local, and governmental rules, regulations and requirements now in force and effect, or which may hereafter be enacted or promulgated, and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, relating to or affecting the condition, use or occupancy of the Premises, excluding the remediation of any Hazardous Materials or other illegal conditions, if any, which existed prior to the commencement of the term of this Lease (or earlier occupation of the Premises by Lessee), and further excluding any structural changes or Building modifications not related to or affected by Lessee's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Lessor and Lessee.

        12. ALTERATIONS AND LIENS. Lessee shall not make, or allow to be made, any alterations, additions, improvements, repairs, deletions or other modifications to the Premises, or any part thereof, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Any alterations, additions, improvements or other modifications to the said Premises shall, at the option of Lessor, become at once a part of the realty and belonging to Lessor. Lessee shall retain title to all movable furniture and trade fixtures placed in the Premises by it. Subject to the foregoing, all heating, lighting, plumbing, electrical, ventilation and air conditioning installations made by Lessee shall be and become the property of Lessor upon installation and shall not be deemed trade fixtures unless mutually agreed to in writing between the parties. If written consent of Lessor to any proposed alterations, additions, improvements, repairs, deletions or other modifications by Lessee shall have been obtained, Lessee agrees to advise Lessor in writing in advance of the date upon which such alterations, additions, improvements, repairs, deletions or other modifications will commence in order to permit Lessor to post notices of non-responsibility. Lessee agrees to post a performance bond in the amount of one hundred and twenty-five percent (125%) of the estimated costs of the specified alterations, additions, improvements, repairs, deletions or other modifications, if the estimated cost exceeds $10,000, should Lessor request that Lessee obtain the same. Lessee shall keep the Premises free from any and all liens arising from or out of any work performed, materials furnished or obligations incurred by or on behalf of Lessee. In the event Lessor consents to the making of any alterations, additions, improvements, repairs, deletions or other modifications to the Premises by Lessee, the same shall be made by Lessee at Lessee's sole cost and expense by a California licensed contractor selected by Lessee.

       13. REPAIRS. Except for ordinary janitorial maintenance which shall be furnished by Lessor five days per week on a regularly scheduled basis, which scheduled days may be modified from time to time, and except for maintenance of Building systems, Lessee shall, at its sole cost and expense, keep and maintain the Premises and appurtenances and every part thereof, including without limitation walls, floors, ceilings, doors, solar control tinting on interior windows, electrical facilities and equipment within the Premises (except exterior walls, windows and roofs), in good and sanitary order, condition and repair.

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By entry hereunder, Lessee accepts the Premises as being in good and sanitary order, condition and repair, except for the list of items to be mutually agreed upon in writing by Lessor and Lessee, delivery of Lessee's preliminary list of said items to occur no later than twenty (20) days following Lessee's occupancy of the Premises, and except for defects not discoverable by inspection, and agrees on the last day of the term of this Lease or earlier termination of this Lease pursuant to the provisions hereof, to surrender to Lessor said Premises with said appurtenances in the same condition as when received, excepting normal wear and tear or destruction by casualty. Except as set forth to the contrary in this Lease, in the event that the provisions of any statute, law, ordinance or governmental rule, regulation or requirement now in force and effect, or hereafter enacted or promulgated by any federal, state or local authority, requires by reason of Lessee's use of the Premises any alterations, additions, improvements, repairs, deletions or other modifications or acts of any kind to be done to the Premises or any part thereof, the same shall be done at the sole cost and expense of Lessee, excluding any structural changes not related to or affected by Lessee's alterations, additions, improvements, repairs, deletions or other modifications or acts. Except as specifically set forth in this Lease, it is specifically understood and agreed that Lessor has no obligation and has made no promises to alter, remodel, improve, repair, decorate, paint or otherwise modify the Premises, or any part thereof, and that no representations respecting the condition of the Premises or the Building have been made by Lessor to Lessee. If Lessee fails to perform Lessee's obligations hereunder, Lessor may, at Lessor's option, enter the Premises and put the same in good order, condition and repair, and the cost arising or in connection therefrom shall become due and payable as additional rental by Lessee to Lessor upon demand, but nothing contained in this sentence shall be deemed to impose any duty upon Lessor, or affect in any manner the obligations placed upon Lessee, as a result of Lessor's action. Except in the event Lessor or its agents is determined to have been grossly negligent or to have exhibited willful misconduct, there shall be no abatement or reduction of rental or other amounts due under this Lease, by reason of injury to or interference with Lessee's use of the Premises arising from or in connection with the making of alterations, additions, improvements, repairs, deletions or other modifications in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances, improvements, equipment or other property therein, nor liability of Lessor arising therefrom or in connection therewith.

        14. SERVICES AND UTILITIES. Lessor agrees to furnish to the Premises, subject to any rules, regulations or other requirements affecting the Building of which the Premises are a part, water and electricity suitable for the intended use of the Building, heat and air conditioning required in Lessor's judgment for the comfortable use and occupation of the Premises, and janitorial services. Lessor shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building of which the Premises are a part. Lessor shall not be liable for, and there shall be no abatement or reduction of rental or other amounts due by Lessee under this Lease, by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any kind or character, or by any other cause, beyond the reasonable control of Lessor. Should water or other utility rationing be imposed on the Building and its occupants, Lessee agrees to be bound by the strict enforcement thereof by Lessor and any enforcement body. Except in the case of Lessor's gross negligence or willful misconduct, Lessor shall not be liable for loss of or injury to person or property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing; provided, however, that in no event shall Lessor be liable for special or consequential damages. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system or electrical loads, Lessor reserves the right to install supplementary air conditioning units in the Premises or additional electrical service, and the costs thereof, including the costs of installation and of operation and maintenance thereof, shall be paid by Lessee.

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        15. ENTRY BY LESSOR. Lessor may enter the Premises at any time in the event of an emergency. Lessee shall permit Lessor and its agents to enter the Premises at reasonable times for, among other purposes, any of the following purposes: to inspect the same; to show said Premises to prospective purchasers, lessees or tenants, such showings to be limited, except in the event of a breach or other default by Lessee under this Lease, to the six (6) months preceding the end of the term of this Lease; to maintain the Building of which the Premises are considered a part; to make such repairs to the Premises as Lessor is obligated or may elect to make; to make alterations, additions, improvements, repairs, deletions or other modifications, or utility or other installations or deinstallations, to any part of the Building; and to post notices of non-responsibility for alterations, additions, improvements, repairs, deletions or other modifications, or utility or other installations or deinstallations.

        16. INDEMNIFICATION OF LESSOR. Except for Lessor's acts of gross negligence or willful misconduct, Lessor shall not be liable to Lessee, and Lessee hereby waives all claims against Lessor, for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever, and, without limiting the generality of the foregoing, whether caused by water damage occasioned by the Building's or Premises' sprinkler system or by water leakage of any kind or character from the roof, walls, floors, basement or other part or parts of the Premises or the Building, or caused by gas, fire, oil, electricity or any cause whatsoever in, on or about the Premises or the Building or any part thereof. Except in the case of Lessor's gross negligence or willful misconduct, Lessor shall not be liable to Lessee, its agents, employees, invitees, licensees or other third parties for loss or damage to property, including without limitation goods, wares or merchandise, or for injury or death to persons in, on or about the Premises or the Building. Notwithstanding anything to the contrary contained in the foregoing, Lessee acknowledges and agrees that in no event shall Lessor be liable for special or consequential damages. Lessee agrees to indemnify and hold harmless Lessor from any and all claims, demands, damages, losses, costs and expenses (including without limitation reasonable attorneys' fees) arising out of or in connection with Lessee's or its agents, employees, invitees or licensees occupancy or use of the Premises or the Building, including without limitation the exercise room, the cafeteria and their facilities and equipment, and any other common use area or facility.

        Except in the case of Lessor's gross negligence or willful misconduct, Lessor shall not be liable to Lessee for any damage by, or from any act or failure to act of, any co-tenant or other occupant of the Building, or of any owner or occupant of adjoining or contiguous property; provided, however, that in no event shall Lessor be liable for special or consequential damages. Lessee agrees to pay for all damages to the Building, and to the Building's tenants or occupants, caused by Lessee, its agents, employees, invitees or licensees misuse or neglect of the Building and appurtenances thereto.

        17. LESSEE INSURANCE. Lessee shall, during the entire term of this Lease, keep in full force and effect a policy of Comprehensive General Liability insurance utilizing an insurance industry standard form with Broad Form General Liability Endorsement, or equivalent, in an amount of not less than $2,000,000 per occurrence of bodily injury and property damage combined, with respect to use, occupancy or maintenance of the Premises. The policy shall name Lessor and any affiliates of Lessor as additional insureds and loss payees, and shall contain a clause that the insurer will not cancel or materially change the policy of insurance without first giving Lessor thirty (30) days prior written notice. The insurance coverage shall be provided by a California-licensed insurance company, and a copy of the policy or a certificate of insurance shall be delivered to Lessor.

        Lessee, at Lessee's own cost and expense, shall also maintain insurance protecting and

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indemnifying Lessor and Lessee against any claim or liability for damage to or loss of Lessee's personal property, furnishings, fixtures, equipment, tenant improvements and other contents occurring upon, in or about the Premises, to the extent of the full insurable value of such personal property, furnishings, fixtures, equipment, tenant improvements and other contents, including without limitation any damage or loss arising out of or in connection with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage.

        On or before the Commencement Date, Lessee shall furnish Lessor with certificates, evidencing the insurance coverage described in this Section 18, and renewal policies or certificates therefor shall be furnished to Lessor at least thirty (30) days prior to the expiration date of each policy for which a certificate was theretofore furnished.

        18. USES PROHIBITED. Lessee shall not do or permit anything to be done in or about the Premises or any other area or part of the Building or common areas of the Building, including the Premises which are a part thereof, nor bring or keep anything therein, which will in any way increase the existing rate or premium amount of, or otherwise affect, any policy of insurance, including but not limited to fire, vandalism, malicious mischief, flood, earthquake, liability, Hazardous Materials (as such term is defined herein), extended and other coverage relating to the Building or common areas of the Building, including the Premises which are a part thereof, and all personal property, furnishings, fixtures, equipment, improvements and other contents thereof, or cause a cancellation of any policy of insurance covering the Building or common areas of the Building, or any part thereof, or any personal property, furnishings, fixtures, equipment, improvements and other contents thereof. Lessee agrees that if any such activity causes an increase in any or all of Lessor's insurance premium rates, it will pay the amount of any such increase(s) in premium(s) to Lessor within ten (10) days following receipt by Lessee from Lessor of a bill setting forth the amount of any such increase(s). In the event any of Lessee's activities shall cause cancellation of any policy of insurance, Lessee shall immediately cease to conduct such activity. Lessee shall not conduct or permit to be conducted any sale by auction on or from said Premises.

        19. SUBROGATION. Lessor and Lessee hereby mutually waive any claim against the other during the term of this Lease for any injury to person or loss or damage to any of their property located on or about the Premises or the Building that is caused by or results from perils covered by insurance carried by the respective parties, to the extent of the proceeds of such insurance actually received with respect to such injury, loss or damage, whether or not due to the negligence of the other party or its agents, employees, licensees or invitees. Since the forgoing waivers will preclude the assignment of any claim by way of subrogation to an insurance company or any other person, each party hereby agrees to immediately give to its insurer written notice of the terms of these mutual waivers and to have its insurance policies endorsed to prevent the invalidation of such insurance coverage because of such waivers. Nothing in this Section shall relieve a party of liability to the other for failure to carry insurance required by this Lease.

        20. FIRE CLAUSE. In the event of partial destruction of the Premises during the term of this Lease, from any cause insured under a Standard Form Fire and Extended Coverage policy of insurance which Lessor agrees to maintain, Lessor shall forthwith repair the same, provided such repairs can be made within one hundred eighty (180) days from the date of such partial destruction, under the then applicable laws, rules and regulations of federal, state and local authorities and in light of the extent of such damage and the then condition of the labor market and availability of materials and supplies, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a

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proportionate reduction of the minimum monthly rental amount owed by Lessee pursuant to this Lease, such reduction to be based upon the extent to which the damages and destruction and the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If Lessor need not make such repairs, but nevertheless elects within one hundred eighty (180) days to make the same, this Lease shall continue in full force and effect, and the minimum monthly rental amount shall be proportionately reduced in accordance with the immediately preceding sentence. Lessee may terminate this Lease if commencement of such repairs has not occurred within one hundred eighty (180) days or been completed within one year. In the event that Lessor does not elect to make such repairs, or such repairs cannot be made, this Lease may be terminated at the option of either party. A total destruction of the Building shall, at the option either of Lessor or Lessee, terminate this Lease.

        Lessor shall not be required to repair any injury or damage by fire or any other cause, or to make any repairs or replacements of any personal property, furnishings, fixtures, equipment, improvements, contents or other property contained or installed in the Premises of Lessee. Notwithstanding anything to the contrary contained in this Section or this Lease, Lessor shall not have any obligation to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Lease occurs during the last twelve (12) months of the term of this Lease, nor shall Lessor be required to make expenditures greater than the actual amount of any insurance recovery.

        21. PUBLIC APPROPRIATION. In the event proceedings shall be commenced by any public or quasi-public authority under the powers of eminent domain, condemnation, or otherwise, affecting the fee simple title of the Building, of which the Premises are a part, Lessee shall have no right to claim any compensation or other valuation for its leasehold interest or otherwise by reason of its use or occupancy of or improvements to the Premises, and any award adjudicated in favor of Lessor or by way of settlement with Lessor or otherwise shall belong in its entirety to Lessor. Lessee shall, however, be entitled to any award made to it by a court of competent jurisdiction for depreciation to and cost of removal of personal property, furnishings, fixtures, equipment and other contents placed in the Premises by Lessee, for relocation costs and for business interruption costs, provided that said award does not otherwise diminish the amount to be received by Lessor. In the event of a partial taking of the Premises, in connection with a taking affecting the fee simple title of the Building, then Lessee's minimum monthly rental amount shall be reduced in the proportion that the number of square feet actually taken bears to the total square footage of the leased Premises. If any taking pursuant to this paragraph causes substantial interference with the conduct of Lessee's business, then and only then may Lessee, at Lessee's option, terminate this Lease as of the date the public or quasi-public authority actually took such possession. If Lessee does not terminate this Lease as hereinabove provided, then the minimum monthly rental amount payable shall be reduced as set forth hereinabove.

        In the event of a condemnation solely of Lessee's leasehold interest in all or a portion of the leased Premises, without the condemnation of the fee simple title also, this Lease shall not terminate and such condemnation shall not excuse Lessee from full performance of any of its obligations hereunder, but Lessee, in such event, shall be entitled to present or pursue against the condemning authority its claim for, and to receive from such condemning authority, all compensation or damages sustained by it by reason of such condemnation, and Lessor's right to recover compensation or damages shall be limited to compensation for and damages, if any, to its reversionary interests; provided, however, that during such time as Lessee shall be out of possession of the leased Premises by reason of such condemnation, this Lease shall not be subject to forfeiture for failure to observe and perform any of Lessee's covenants not calling for the payment of money. In the event the condemning authority shall fail to keep the Premises in the state of repair required under the terms of this Lease, or to perform any other covenant

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not calling for the payment of money, Lessee shall have ninety (90) days after the restoration of possession to it of the Premises within which to carry out its obligations under the terms of this Lease. During such time as Lessee shall be out of possession of the leased Premises by reason of such leasehold condemnation, Lessee shall pay to Lessor, in lieu of the minimum monthly rental amounts provided for in this Lease, and in addition to any other payments required of Lessee under this Lease, a minimum monthly rental amount equal to the average minimum monthly rental amount paid by Lessee during the period commencing on the Commencement Date and ending on the date the condemning authority actually took possession of the Premises. At any time after such condemnation proceedings are commenced, Lessor shall have the right, at its option, to require Lessee to assign to Lessor all compensation and damages payable by the condemnor to Lessee, to be held without liability for interest thereon as security for the full performance of Lessee's covenants hereunder, such compensation and damages received pursuant to said assignment to be applied first to the payment of rental amounts and all other amounts from time to time payable by Lessee pursuant to the terms of this Lease as such rental and other amounts fall due, and the remainder, if any, to be payable to Lessee at the end of the term of this Lease or on restoration of possession to Lessee, whichever shall first occur, it being understood and agreed that such assignment shall not relieve Lessee of any of its obligations under this Lease with respect to payment of any such rental or other amounts, except as the same shall be actually received by Lessor.

        22. DEFAULT. The occurrence of any one or more of the following events ("Default") shall constitute a breach of this Lease by Lessee: (a) if Lessee shall fail to pay any rental amount (including the amount of any additional rental) within ten (10) days of when the same becomes due and payable; or (b) if Lessee shall fail to pay any other sum when and as the same becomes due and payable and such failure shall continue for more than ten (10) days after written notice thereof from Lessor; or (c) if Lessee shall vacate or abandon the Premises, vacation of the Premises to include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not rental and other amounts have been paid; or (d) if Lessee shall fail to perform or observe any other material provision of this Lease, that Lessee is required to perform or observe hereunder, and such failure shall continue for more than thirty (30) days after notice thereof from Lessor, and Lessee shall not within such period cure such Default; or (e) if Lessee shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, if such adjudication is not vacated or otherwise removed within ninety (90) days, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of its properties; or (f) if within ninety (90) days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed; or (g) if within ninety (90) days after the appointment, without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of any material part of its properties, such appointment shall not have been vacated; or (h) if this Lease or any estate of Lessee hereunder shall be levied upon under any attachment or writ of execution and such attachment or writ of execution is not vacated within ten (10) days.

        23. REMEDIES. (a) Without limiting Lessor in the exercise of any right or remedy which Lessor may have under this Lease or at law or in equity, if an event of Default or other breach by Lessee

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

under this Lease shall occur, Lessor may:

               (1) Terminate Lessee's right to possession of the Premises by any lawful means three (3) days following Lessor's delivery to Lessee of a written termination notice, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor, unless on or before such termination date all arrears of rental and all other amounts payable by Lessee under this Lease and all costs and expenses incurred by or on behalf of Lessor hereunder, including reasonable costs of enforcing the provisions of this Lease, shall have been paid by Lessee and all other breaches of this Lease by Lessee at the time existing shall have been fully remedied to the satisfaction of Lessor. Upon any such termination, Lessor shall be entitled to recover from Lessee: (i) the worth of the unpaid rental which had been earned at the time of termination; (ii) the worth of the unpaid rental which would have been earned after termination; and (iii) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including without limitation all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and expenses of preparation of the Premises or parts thereof for re-letting. The "worth" of the amounts referred to in clause (i) above shall be computed by adding to amounts due by Lessee interest at the rate of twelve percent (12%) per annum, or at such lesser rate as may be required so as not to exceed the highest rate permitted by law. The "worth" of the amount referred to in clause (ii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination. The term "rental," as used in this paragraph, shall be deemed to be and to mean any rental, utility, operating expense, adjustment or other amount owed by Lessee under this Lease; or

               (2) Maintain Lessee's right to possession of the Premises, in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover any rental and other amounts as they become due hereunder; and

               (3) In addition to the rights and remedies described in paragraphs (1) and (2) above, pursue any other remedy now or hereafter available to Lessor under the laws of the State of California. No remedy or election under this Lease shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity. Unpaid installments of rental amounts and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

        (b) Unless the parties have mutually agreed in writing to the contrary, no payment by Lessee or receipt by Lessor of a lesser amount than the rental or other amounts stipulated in this Lease shall be deemed to be other than on account of such rental or other amounts owing by Lessee, as Lessor shall elect, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rental or other amounts owed be deemed binding on Lessor or an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of rental or other amounts owing by Lessee, and to pursue every remedy in this Lease or by law provided.

        (c) No act or thing done by Lessor or Lessor's agents under the terms of this Lease shall be deemed to constitute an eviction by Lessor, nor deemed to constitute an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in a writing signed by Lessor. No employee of Lessor or of Lessor's agents shall have any power to accept the keys of the Premises

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

prior to the termination of this Lease. The delivery of keys to an employee of Lessor or of Lessor's agents shall not operate as a termination of this Lease or acceptance of a surrender of the Premises. In the event that Lessee at any time desires to have Lessor sublet the Premises for Lessee's account, Lessor or Lessor's agents are authorized to receive said keys for such purposes without releasing Lessee from any of Lessee's obligations under this Lease, and Lessee hereby relieves Lessor of any liability for loss or damage to any of Lessee's effects in connection with any such subletting activities.

        (d) Except in the case of Lessor's gross negligence or willful misconduct, Lessor shall not be responsible for damages caused by Lessor or Lessor's agents re-entering and taking possession of the Premises or removing and storing furniture and other property as herein provided, and in no event shall Lessor be responsible for special or consequential damages. Lessee agrees to indemnify and hold Lessor harmless from any and all loss, cost or damage occasioned Lessor thereby, except in the case of Lessor's gross negligence or willful misconduct, and further agrees that no such re-entry shall be considered or construed to be a forcible entry under California law.

        24. ATTORNEYS' FEES. If Lessor shall be made a party to any action or proceeding commenced against Lessee, Lessee shall pay any and all reasonable costs, expenses and attorneys' fees incurred by Lessor in connection with any such action or proceeding, except in the event that a court of competent jurisdiction shall determine that Lessor is liable therefor. In the event of any action at law or in equity between Lessor and Lessee to enforce any of the provisions or rights of either party hereunder, the unsuccessful party to such action or proceeding hereby covenants and agrees to pay to the successful party in such action or proceeding all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection therewith by such successful party, and further agrees that if such successful party shall recover judgment in any such action or proceeding, such reasonable costs, expenses and attorneys' fees shall be included in and as part of such judgment.

        25. SALE BY LESSOR. In the event of a sale or conveyance by Lessor of the Building containing the Premises, or any conveyance or assignment by Lessor of its entire interest in the Premises, the same shall operate to relieve Lessor of performance of any obligation arising hereunder after such sale, conveyance or assignment, and any and all liability for same associated therewith. In such event Lessee acknowledges and agrees that this Lease and Lessee's obligations hereunder shall not be affected by any such sale, conveyance or assignment, and further agrees that any such purchaser or assignee shall be solely responsible for performance of any of Lessor's obligations arising hereunder after such sale, conveyance or assignment.

        26. SUBORDINATION. This Lease is and shall always be subordinate to any mortgage, deed of trust, master lease, ground lease or any other lien which may result from any form of financing or otherwise, which is now or shall at any time be placed upon the Premises or any part thereof or the Building, and Lessee agrees to execute and deliver any instrument, without cost, and within five (5) business days of demand, which may be deemed necessary to further effect the subordination of this Lease to any such mortgage, deed of trust, master lease, ground lease or any other lien which may result from any form of financing or otherwise, or to any purchaser or assignee thereof or successor thereto. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default hereunder and so long as Lessee shall pay the rental and other amounts due under this Lease and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.

        27. DELIVERY OF RECORDABLE STATEMENTS. The parties hereto each agree at any time


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

and from time to time, within five (5) business days of request by the other, to execute, acknowledge and deliver to the requesting party a statement, which may take the form of a memorandum of lease, estoppel, subordination, non-disturbance and attornment agreement, in writing, and in recordable form, certifying to, among other things, the date of commencement of this Lease, that this Lease is unmodified and in full force and effect (or if there has been any modification that the same is in full force and effect as modified and stating the date of such modification), and also stating the dates to which the rental and other charges and amounts owing under this Lease have been paid, and further setting forth such other matters as may reasonably be requested by the requesting party, including an acknowledgment that there are not, to the responding party's knowledge any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by the intended recipient thereof.

        28. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein or therein contained. The subsequent acceptance of any rental or other amount hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than a waiver of the failure of Lessee to pay the particular rental or other amount so accepted, regardless of knowledge of any preceding breach at the time of acceptance of such rental or other amount.

        29. GOVERNING LAW, JURISDICTION, PARTIAL INVALIDITY. This Lease is subject to and shall be construed in accordance with the laws of the State of California, and it is agreed between the parties hereto that if any word, phrase, clause, sentence, article, provision, paragraph or section of this Lease, is or shall be held invalid or unlawful under the laws of the State of California for any reason whatsoever, the same shall be deemed severed from the remainder hereof, and stricken therefrom, and shall in no way affect or impair the validity of this Lease or any other portion hereof (including the exhibits hereto), and this Lease shall otherwise remain in full force and effect. The parties agree that venue for any action concerning this Lease shall be the Superior Court of Marin County, California.

        30. NOTICES. All notices required by law or by this Lease shall be in writing, and shall be sufficiently given and served upon the other party when delivered in person, or sent by United States mail, registered or certified, with postage prepaid, addressed to Lessor or Lessee as the case may be at the addresses specified in the Basic Lease Provisions in Section 1 hereof, or to such other addresses as the parties may from time to time designate by written notice; provided, that all notices to Lessee shall be duly and sufficiently given hereunder if delivered to Lessee in person at the Premises or if addressed to Lessee at the Premises.

        31. SUCCESSORS AND ASSIGNS. All the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, provided that nothing in this Section shall be deemed to permit any assignment, subletting, subtenancy, occupancy or other use by Lessee not in accordance with or otherwise contrary to the provisions of this Lease. No assignee for the benefit of creditors, trustee, receiver or referee in bankruptcy shall acquire any rights under this Lease by virtue of this section.

        32. SIGNS. Lessee shall not place or permit to be placed any sign, marquee, awning, placard, picture, advertisement, name, notice or other decoration, or security bars or other attachment, on or to the roof, front, back, sides, windows, doors, visible interior walls or exterior walls of the Premises, without first obtaining the prior written consent of Lessor. Any sign, marquee, awning, placard, picture,

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

advertisement, name, notice or other decoration, or security bars or other attachment, approved by Lessor, shall be affixed or inscribed at Lessee's expense by a person approved by Lessor. Lessee further agrees that no awnings or other projections over or around the windows of the Premises other than "building standard" mini blinds shall be installed by Lessee, and that only such window coverings as are permitted by Lessor shall be used in Lessee's Premises. In addition, Lessee agrees that it shall not exhibit or affix flags, pennants, banners or similar items on or to the exterior or interior of the windows or doors, nor shall it place anything on or allow anything to be placed on the glass of or on any window, door, partition or wall which in the opinion of Lessor appears unsightly from outside the Premises. Lessor may, without liability, enter upon the Premises and remove any such sign, marquee, awning, placard, picture, advertisement, name, notice or other decoration, including any flag, pennant, banner or similar item, or security bars or other attachment, affixed in violation of this Section, Lessee hereby agreeing to pay the reasonable cost of removal thereof. Lessor may establish additional reasonable rules and regulations as to the size, type and design of all exterior and interior signs and decorations, and Lessee agrees to abide by same.

        33. OBSTRUCTION. The Building and common areas thereof are not for the use of the general public, and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the sole judgment of Lessor shall be prejudicial to the safety, character, reputation and interest of the Building and its occupants.

        34. BUILDING SECURITY. Lessee agrees to take all necessary steps to ensure that its employees, agents, invitees and licensees maintain the Building's security through proper use of all security systems and by observing commercially reasonable standards of conduct. All entrance doors in Lessee's Premises shall be left locked when Lessee's Premises are not in use. Entrance doors shall not be left open unmonitored by Lessee at any time. Lessee shall not alter any lock or install any new or additional lock or any bolt on any door of the Premises without the prior written consent of Lessor. Lessor shall not be liable to Lessee for any damage or loss arising from or in connection with the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this Lease.

        35. HAZARDOUS CONDITIONS, WASTE. Lessor hereby represents and warrants to Lessee that the Premises do not contain any oil, flammable explosives, asbestos, urea formaldehyde contaminated polluting materials, substances or wastes or any other substances defined as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or "toxic wastes" under applicable law (collectively "Hazardous Materials") in any concentration, amount or condition that would constitute a violation of any federal, state or local statute, ordinance, rule or regulation relating to industrial hygiene or environmental conditions on, under or about the Premises, including soil or groundwater conditions thereof. Lessee agrees not to cause or permit any Hazardous Materials or illegal or unlawful substances or materials of any nature whatsoever to be brought onto or used on the Premises or Building, and further agrees not to cause or permit any dangerous, flammable, combustible or explosive substances or materials of any nature whatsoever to be brought onto or used on the Premises or Building in any concentration, amount or condition that would constitute a violation of any federal, state or local statute, ordinance, rule or regulation. Lessee further agrees that no dangerous, flammable, combustible or explosive objects, substances or materials shall be brought into the Building by Lessee or with the permission of Lessee. Lessee agrees to hold Lessor harmless from and indemnify Lessor against any damage or liability that may arise from any failure by Lessee to perform its obligations under this Section.

        36. SPACE PLANNING. In connection with the execution and delivery of this Lease, Lessee shall furnish to Lessor any space planning information reasonably requested by Lessor. Any proposed changes to such initial space planning must be approved in writing by Lessor prior to the implementation of same, which approval shall not be unreasonably withheld.

        37. MISCELLANEOUS. (a) Unless otherwise specifically provided in this Lease, any payment or other obligation of Lessee under any term or provision of this Lease shall be performed by Lessee at its sole cost and expense and without any abatement of any rental or other amount.

        (b) The section and paragraph titles (and clauses thereof) in this Lease (and exhibits hereto) are for convenience only and shall not in any way limit or otherwise restrict the construction or interpretation of the terms or provisions hereof (or thereof).

        (c) The terms "Lessor" and "Lessee," as used herein, shall include the plural, as well as the singular, and any successor or assignee permitted hereunder. Terms used in the neuter gender shall include the masculine and feminine. If there be more than one Lessee, the obligations hereunder imposed shall be joint and several.

        39. ENTIRE AGREEMENT. This Lease may be modified only by a writing duly executed by authorized officers of Lessor and Lessee. This Lease constitutes the entire agreement of the parties hereto and supersedes all prior written and oral agreements between the parties. Lessor and Lessee acknowledge that no oral or other representations have been made by themselves or any agent of either of them with respect to the condition of the Premises or any obligation of the Lessor hereunder or otherwise. The parties agree to execute any documents necessary to carry this Lease into effect.

        40. QUIET ENJOYMENT. Provided no event of Default or other breach hereunder has occurred and is continuing, Lessor agrees not to disturb Lessee's quiet enjoyment of the Premises.

        41. DUE AUTHORIZATION. Lessee and the individual executing this Lease on behalf of Lessee each represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of Lessee.

IN WITNESS WHEREOF, this Lease has been executed as of the first day of August, 1999.

LESSOR:                                  LESSEE:

PHOENIX AMERICAN INCORPORATED,           RESOURCE/PHOENIX, INC.,
a Nevada corporation                     a California corporation

By:                                      By:
   -----------------------------            ------------------------------------
Its:                                     Its:
   -----------------------------            ------------------------------------


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